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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)     January 8, 1997
                                                  ------------------------------

                           Synthetic Industries, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                             33-11479                            58-1049400
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    (State or other jurisdiction                  (Commission                         (IRS Employer
          of incorporation)                      File Number)                      Identification No.)


       309 LaFayette Road, Chickamauga, Georgia                 30707
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         (Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code       (706) 375-3121
                                                    ----------------------------




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Item 5.  Other Events

         On January 8, 1997, Synthetic Industries, Inc. commenced a tender offer to purchase for cash any and all of its 12 3/4% Senior Subordinated Debentures due December 1, 2002 (the "Debentures"), and a solicitation of consents to amend the indenture pursuant to which the Debentures were issued. Attached hereto as Exhibit 99 is the press release issued on January 8, 1997, announcing the commencement of the tender offer and consent solicitation.

Item 7.       Financial Statements and Exhibits

       Exhibit 99                Text of press release issued on January 8, 1997





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  January 14, 1997           By:      /s/ JOSEPH SINICROPI
                                        --------------------------------------
                                        Name:   Joseph Sinicropi
                                        Title:  Chief Financial Officer and
                                                Secretary





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                               INDEX TO EXHIBITS


Exhibit
  No.           Description
-------         -----------
  99            Text of press release issued on January 8, 1997